SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

CLEAN POWER TECHNOLOGIES INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies: ________________

(2)

Aggregate number of securities to which transaction applies: ________________

(3)

Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

(4)

Proposed maximum aggregate value of transaction: ________________________

(5)

Total fee paid: _____________________________________________________

[  ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: ____________________________________________

(2)

Form, Schedule or Registration Statement No.: ___________________________

(3)

Filing Party:  ______________________________________________________

(4)

Date Filed:  _______________________________________________________

TABLE OF CONTENTS

INFORMATION STATEMENT

1

OUTSTANDING SHARES AND VOTING RIGHTS

2

AMENDMENT TO THE ARTICLES OF INCORPORATION

3

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

4

PROPOSALS BY SECURITY HOLDERS

4

OWNERSHIP OF CLEAN POWER COMMON STOCK BY DIRECTORS

AND EXECUTIVE OFFICERS

4

OWNERSHIP OF CLEAN POWER COMMON STOCK BY 5% SHAREHOLDERS

5

HOUSEHOLDING

5

ADDITIONAL INFORMATION

6

EXHIBIT A

i

CLEAN POWER TECHNOLOGIES INC.

436-35th Avenue, N.W.

Calgary, Alberta

Canada T2K-0C1

INFORMATION STATEMENT

We are furnishing this information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) in connection with certain actions to be taken by Clean Power Technologies Inc. (the “Company”), pursuant to the written consent dated June 18, 2008, of the shareholders of the Company holding a majority of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) on June 18, 2008 (the “Record Date”).

This Information Statement is being mailed on or about July 7, 2008, to shareholders of record on June 18, 2008.  The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  The action shall be taken on or about July 27, 2008, or approximately 20 days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Abdul Mitha

Abdul Mitha, Chief Executive Officer

Calgary, Alberta, Canada

July 2, 2008

CLEAN POWER TECHNOLOGIES INC.

a Nevada corporation

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY, DATED JUNE 18, 2008

Dear Shareholders:

NOTICE IS HEREBY GIVEN that pursuant to the written consent of shareholders holding a majority of our outstanding shares of Common Stock, the following action will be taken:

•

Our Articles of Incorporation will be amended to increase our authorized capital from 75,000,000 shares of Common Stock to 350,000,000 shares of Common Stock and to establish 200,000,000 shares of preferred stock consisting of 100,000,000 shares of Class “A” Preferred Stock and 100,000,000 shares of Class “B” Preferred Stock.

Such action will be taken on or about July 27, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 75,000,000 shares of Common Stock, of which 65,785,748 shares were issued and outstanding as of the Record Date.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Amendment to the Articles of Incorporation.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Our Board of Directors, at a meeting duly constituted and held on June 10, 2008, approved the increase in the authorized capital of the Company and the establishment of 200,000,000 shares of preferred stock.  By action of written consent, dated June 18, 2008, holders of a total of 36,036,780 outstanding shares of our Common Stock, which number of shares represents a majority of our outstanding shares, voted in favor of the foregoing proposal.  As a result, adoption of the Amendment to the Articles of Incorporation was approved, and no other shareholder consents will be solicited in connection with this Information Statement.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE INCREASE IN THE AUTHORIZED CAPITAL AND THE ESTABLISHMENT OF PREFERRED STOCK OF THE COMPANY.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

AMENDMENT TO THE ARTICLES OF INCORPORATION

General

On June 10, 2008, our Board of Directors approved an amendment to the our Articles of Incorporation to effect an increase in our authorized capital stock from 75,000,000 shares of Common Stock to 350,000,000 shares of Common Stock and to establish 200,000,000 shares of Preferred Stock or such other number as may be recommended by the officers of the Company and approved by the Company’s shareholders.  The officers of the Company recommended an increase in the authorized capital from 75,000,000 shares of Common Stock to 350,000,000 shares of Common Stock and the establishment of 200,000,000 shares of Preferred Stock consisting of 100,000,000 shares of Class “A” Preferred Stock and 100,000,000 shares of Class “B” Preferred Stock.  On June 18, 2008, holders of a majority of our outstanding Common Stock as of the Record Date approved the amendment to our Articles of Incorporation to effect an increase in the authorized capital of the Company to 350,000,000 shares of Common Stock  and to establish 200,000,000 shares of preferred stock consisting of 100,000,000 shares of Class “A” Preferred Stock and 100,000,000 shares of Class “B” Preferred Stock.  The full text of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A

Our Board of Directors believe it is in the best interests of the Company to increase the authorized capital of the Company and  to establish Preferred Stock in order to increase the Company’s flexibility to issue additional shares of Common Stock and Preferred Stock in the future.  The Company is currently seeking additional financing in the amount of  up to $5,000,000  and also may seek subsequent financings and the Board of Directors want to ensure that they have sufficient shares available so as to be able to negotiate such financings and enter into definitive financing agreements, if required.   Presently the Company is only in negotiations with various potential funders and have not reached any preliminary or definitive agreements with any of the potential funders.

The issuance of additional shares may have the effect of dilution on our existing shareholders.

Effective Date of the Amendment

The increase in our authorized capital stock and the establishment of Preferred Stock will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing proposal may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.  We anticipate filing the Certificate of Amendment on or about the close of business on June 19, 2008.

Dissenters' Rights of Appraisal

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled to appraisal rights with respect to the increase in the authorized shares, and we will not independently provide shareholders with any such right.

INTEREST OF CERTAIN PERSONS IN OR

OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

OWNERSHIP OF CLEAN POWER COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of June 18, 2008, the shares of Clean Power Common Stock beneficially owned by each director (including each nominee), by each of the executive officers and by all directors and executive officers as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Abdul Mitha 32 Hawkwood Pl N.W. Calgary, Alberta T3G 1X6 CEO, President, Director and Director of the Corporation’s UK subsidiary	6,790,581 common shares held directly 2,000,000 common shares held indirectly(2)	13.36%
Common	Michael Burns Dunedin 16 Corsica Rd Seaford East Sussex BN25 1BD England Director and Director of the Corporation’s UK subsidiary	1,000,000 common shares held directly	1.52%
Common	Diane Glatfelter 55 Glad Valley Dr Billerica MA 01821 Secretary-Treasurer, Director	240,150 common shares held directly	0.37%
Common	Peter Gennuso c/o 9th floor, 600 Lexington Avenue New York, New York U.S.A. Director	71,839 common shares held directly	0.11%
Common	Robert Bayley 7 Scholars Walk Chalfont St Peter, Buckinghamshire UK SL9 0EJ Director	152,563 common shares held directly 2,000 common shares held Indirectly(3)	0.24%

Common	Frederick Bayley Camberley Firle Rd Seaford, East Sussex BN25 2HU England Director of the Corporation’s UK subsidiary	500,000 common shares held directly 503,000 common shares held indirectly (4)	1.53%
Common	All Officers and Directors as a group	Common shares	17.13%

(1)  Based on 65,785,748 shares of common stock issued and outstanding.

(2)  These 2,000,000 shares are owned by Mr. Mitha’s wife, who owns 500,000 shares of common stock and Mr. Mitha’s son and daughter, who each own 750,000 shares of common stock.  Mr. Mitha disclaims any beneficial ownership of these shares.

(3)  These 2,000 shares are owned by Mr. Robert Bayley’s wife, who owns 1,000 shares of common stock and Mr. Bayley’s son who owns 1,000 shares of common stock.  Mr. Bayley disclaims any beneficial ownership of these shares.

(4)  These 503,000 shares of common stock are owned by Mr. Frederick Bayley’s wife, who owns 500,000 shares of common stock and Mr. Bayley’s son who owns 3,000 shares of common stock.  Mr. Bayley disclaims any beneficial ownership of these shares.

OWNERSHIP OF CLEAN POWER COMMON STOCK BY 5% SHAREHOLDERS

The following table sets forth information, as of June 18, 2008, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% shareholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Abdul Mitha 32 Hawkwood Pl N.W. Calgary, Alberta T3G 1X6 CEO, President, Director	6,790,581 common shares held directly 2,000,000 common shares held indirectly(2)	13.36%
Common	Doosan Babcock 11 The Boulevard C Rawley, W. Sussex UK RH101UX	4,000,000 common shares held directly	6.08%
Common	Seabreeze Capital 12 Baymen Avenue Calle Al Mar, Belize City, Belize	3,464,519 common shares held directly	5.27%
Common	Richard Schmidt 2627 Laurel Crescent SW Calgary, Alberta T3E 6B4	3,750,000 common shares held directly	5.70%

(1) Based on 65,785,748 shares of common stock issued and outstanding.

(2) These 2,000,000 shares are owned by Mr. Mitha’s wife, who owns 500,000 shares of common stock and Mr. Mitha’s son and daughter, who each own 750,000 shares.  Mr. Mitha disclaims any beneficial ownership of these shares.

HOUSEHOLDING

Effective as of December 4, 2000, the Securities and Exchange Commission adopted amendments to its proxy rules under the Exchange Act permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Company is otherwise advised by the shareholders.  “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Company’s printing and mailing costs.

If you received multiple copies of this information statement and, in the future, wish to receive only a single copy, we will send it to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to 436 - 35th Avenue, N.W., Calgary, Alberta, Canada T2K-0C1.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, we will send them to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to 436 - 35th Avenue, N.W., Calgary, Alberta, Canada T2K-0C1.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission.  You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.  A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten, Savage LLP, Attn: Peter J. Gennuso, Esq. at 212-752-9700.

By Order of the Board of Directors

/s/ Abdul Mitha

Abdul Mitha, Chief Executive Officer

Calgary, Alberta, Canada

July 2, 2008

EXHIBIT A

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684-5708

Website:  secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS. 78.385 and 78.390)

USE BLACK INK ONLY

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate Of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 AND 78.390-After Issuance of Stock)

1.

Name of corporation:

Clean Power Technologies Inc.

2.

The articles have been amended as follows (provide article numbers, if available):

“ARTICLE FOUR.

[CAPITAL STOCK].

The corporation shall have authority to issue an aggregate of THREE HUNDRED FIFTY MILLION (350,000,000) Common Capital Shares, $0.001 PAR VALUE per share and ONE HUNDRED MILLION (100,000,000) Class “A” Preferred Stock, $0.001 PAR VALUE per share and ONE HUNDRED MILLION (100,000,000) Class “B” Preferred Stock, $0.001 PAR VALUE per share.

The rights, privileges and restrictions attached to the Class “A” Preferred Stock and the Class “B” Preferred Stock shall be determined by the Board of Directors at the time of the first issuance of Class “A” Preferred Stock or Class “B” Preferred Stock.

The holders of shares of capital stock of the Corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.

The Corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

The stockholders shall not possess cumulative voting rights at all stockholders meetings called for the purpose of electing a Board of Directors.”

3.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

36,036,780

4.

Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.

Officer Signature (required):   x

/s/ Abdul Mitha

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007

Revised on: 01/01/07